Page 83
                                                  Exhibit 24

                      POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints David Levy and
J. Robert Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                         \s\ D. Raymond Riddle
                         D. Raymond Riddle, Chairman of
                         the Board
                         and Chief Executive Officer, and
                         Director

                         \s\ Don W. Hubble
                         Don W. Hubble, President and
                         Chief Operating Officer, and
                         Director

                         \s\ J. Robert Hipps
                         J. Robert Hipps, Senior Vice
                         President, Finance
                         (Principal Financial and
                         Accounting Officer)

                         \s\ John A. Bostater
                         John A. Bostater, Vice President
                         and Controller

                         \s\ David Levy
                         David Levy, Executive Vice
                         President,
                         Administration and Counsel, and
                         Director




Dated:  November 8, 1994

                                                     Page 84
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ John L. Clendenin
                                 John L. Clendinen





Dated:  November 8, 1994

Page 85
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ Jesse Hill, Jr.
                                  Jesse Hill, Jr.





Dated:  November 8, 1994

                                                     Page 86
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ Robert M. Holder, Jr.
                               Robert M. Holder, Jr.





Dated:  November 8, 1994

Page 87
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ F. Ross Johnson
                                  F. Ross Johnson





Dated:  November 8, 1994

                                                     Page 88
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ James C. Kennedy
                                 James C. Kennedy





Dated:  November 8, 1994

Page 89
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ Donald R. Keough
                                 Donald R. Keough





Dated:  November 8, 1994

                                                     Page 90
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ Bryan D. Langton
                                 Bryan D. Langton





Dated:  November 8, 1994

Page 91
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ Bernard Marcus
                                  Bernard Marcus





Dated:  November 8, 1994

                                                     Page 92
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ John G. Medlin, Jr.
                                John G. Medlin, Jr.





Dated:  November 8, 1994

Page 93
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         \s\ Betty L. Siegel
                                  Betty L. Siegel

Dated:  November 8, 1994

                                                     Page 94
                                                  Exhibit 24


                      POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and J. Robert
Hipps, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1994, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                         /s/ Erwin Zaban
                                    Erwin Zaban





Dated:  November 8, 1994